UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2022 (January 11, 2022)

Western Acquisition Ventures Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Broadway, 12th Floor

New York, NY 10004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 740-0710

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	WAVSU	The Nasdaq Stock Market LLC

Shares of common stock, par value $0.0001 per share, included as part of the Units	WAVS	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one share of common stock for $11.50 per share, included as part of the Units	WAVSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 14, 2022, Western Acquisition Ventures Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000. Prior to the closing of the IPO, the underwriters for the IPO exercised their over-allotment option in full.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-260384) related to the IPO, originally filed with the U.S. Securities and Exchange Commission on October 20, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated January 11, 2022, by and among the Company, A.G.P./Alliance Global Partners (“A.G.P.”), The Benchmark Company, LLC, a qualified independent underwriter, and other underwriters named on Schedule A thereto, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Agreement, dated January 11, 2022, by and between the Company and A.G.P., as representative of the several underwriters, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 11, 2022, by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 11, 2022, by and among the Company, its officers, its directors, the Company’s sponsor, Western Acquisition Ventures Sponsor LLC (the “Sponsor”), and A.G.P., a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 11, 2022, by and between the Company and AST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 11, 2022, by and among the Company, the Sponsor, and A.G.P., a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Subscription Agreement for Private Placement Units, dated January 11, 2022 (the “Subscription Agreement for Private Placement Units”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Stock Escrow Agreement, dated January 11, 2022, by and between the Company, American Stock Transfer & Trust Company, LLC, and certain security holders, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated January 11, 2022, by and between the Company and each of the directors and officers of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Subscription Agreement for Private Placement Units, the Company completed the private sale of an aggregate of 376,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,760,000. The Private Placement Units are identical to the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of the Company is comprised of Stephen Christoffersen, William Lischak, Ade Okunubi, Ali Jahangiri, Robin L. Smith, and Adam K. Stern (the “Board”). Effective January 11, 2022, Mr. Okunubi, Ms. Smith, and Mr. Stern were appointed to the audit committee of the Board, with Mr. Okunubi serving as chair. Effective January 11, 2022, Ms. Smith and Mr. Jahangiri were appointed to the compensation committee of the Board, with Ms. Smith serving as chair.

On January 11, 2022, in connection with the IPO, each of the Company’s directors and officers entered into the Letter Agreement as well as the Indemnity Agreement with the Company.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of Indemnity Agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.6, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2022, and in connection with the IPO, the stockholders of the Company approved and adopted the Company’s Amended and Restated Certificate of Incorporation (the “A&R COI”). The terms of the A&R COI are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R COI is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $116,150,000, comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by American Stock Transfer & Trust Company, LLC, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay (i) its taxes and (ii) up to $100,000 of dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, and then only in connection with those shares of common stock that such stockholders properly elected to redeem, subject to the limitations described in the Registration Statement, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it does not complete its initial business combination within 12 months from the closing of the IPO (which is extendable at the Sponsor’s option to up to 18 months as described in the Registration Statement) or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months from the closing of the IPO (which is extendable at the Sponsor’s option to up to 18 months as described in the Registration Statement), subject to applicable law and as further described in the Registration Statement.

On January 11, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 14, 2022, the Company issued a press release announcing the closing of its initial public offering, as well as the exercise of the over-allotment option in full by the underwriters resulting in the sale of an aggregate of 11,500,000 units, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 11, 2022 by and among the Company, A.G.P./Alliance Global Partners, as representative of the several underwriters, and The Benchmark Company, LLC, a qualified independent underwriter.

1.2	Business Combination Agreement, dated January 11, 2022, by and between the Company and A.G.P./Alliance Global Partners, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated January 11, 2022, by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.

10.1	Letter Agreement, dated January 11, 2022, by and among the Company, its officers, its directors, the Sponsor, and A.G.P./Alliance Global Partners.

10.2	Investment Management Trust Agreement, dated January 11, 2022, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee.

10.3	Registration Rights Agreement, dated January 11, 2022, by and among the Company, the Sponsor, A.G.P./Alliance Global Partners and certain other security holders of the Company.

10.4	Subscription Agreement for Private Placement Units, dated January 11, 2022, by and between the Company and the Sponsor.

10.5	Stock Escrow Agreement, dated January 11, 2022, by and between the Company, American Stock Transfer & Trust Company, LLC and the initial stockholders.

10.6	Form of Indemnity Agreement, dated January 11, 2022, by and among the Company and each of the directors and officers of the Company.

99.1	Press Release, dated January 11, 2022.

99.2	Press Release, dated January 14, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Acquisition Ventures Corp.

	By:	/s/ Stephen Christoffersen
	Name:	Stephen Christoffersen
	Title:	Chief Executive Officer

Dated: January 14, 2022